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                                                                    EXHIBIT-10.3


                               SECOND AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.


         As of April 3, 1998, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement, dated as of March 18, 1998 (the "PARTNERSHIP AGREEMENT"), as amended to date, does hereby amend the Partnership Agreement as follows:


         Capitalized terms used but not defined in this First Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

         1. ADDITIONAL LIMITED PARTNERS. The Persons identified on EXHIBIT 1A hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such EXHIBIT 1A. Such persons hereby adopt the Partnership Agreement.

         2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

         3. PROTECTED AMOUNTS. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT"), dated April 3, 1998, by and between FR Acquisitions, Inc., a Maryland corporation (it having assigned its entire right, title and interest in and to the Contribution Agreement to the Partnership), and Sam Shamie and Keith Pomeroy certain Protected Amounts are being established for the Additional Limited Partners admitted pursuant to this First Amendment, which Protected Amounts are reflected on EXHIBIT 1D attached hereto and shall be incorporated as part of
EXHIBIT 1D of the Partnership Agreement.

         4. RATIFICATION. Except as expressly modified by this First Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.


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         IN WITNESS WHEREOF, the undersigned has executed this amendment as of the date first written above.


                                            FIRST INDUSTRIAL REALTY TRUST, INC.,
                                            as sole general partner of the
                                            Partnership


                                            By:  /s/ Michael T. Tomasz
                                                 -------------------------------
                                                 Name:  Michael Tomasz
                                                 Title: President and Chief
                                                        Executive Officer